FINANCIAL INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
FINANCIAL INCOME, NET
Bank charges and other financial expenses	$ (1,505)	$ (99)	$ (76)
Exchange rate gain (loss), net	(973)	23	(1,550)
Accretion of discount of marketable securities, net	2,157	1,304	547
Amortization of debt issuance costs	(1,912)
Interest and other income, net	19,168	11,078	5,362
Total Financial Income	$ 16,935	$ 12,306	$ 4,283